Copano Energy NASDAQ: CPNO Morgan Stanley Small Cap Executive Conference June 16, 2006

Forward-Looking Statements Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Introduction Copano Energy, L.L.C. is a growth-oriented midstream energy company founded in 1992 Built through acquisitions - over 30 acquisitions completed in 14 years Significant pipeline growth - from 23 miles to over 4,800 miles Acquired Mid-Continent operations, ScissorTail Energy, on August 1, 2005 Five processing plants - 815 MMcf/d capacity Prominent producer services franchise in two major producing regions Texas Gulf Coast - South Texas Mid-Continent - Central and Eastern Oklahoma covering 25% of the land mass of the state

Copano's Unique LLC Structure Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 No General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes

LLC Benefits No entity-level taxation No general partner splits ("incentive distributions rights") Lower cost of equity Greater ease of equity issuance Greater appeal to institutional investors Stronger governance Truly independent board Elected by unitholders

Copano Overview Strong producer and customer focus Highly competitive and flexible services Provide midstream services to approximately 825,000 MMBtu/day of natural gas Financial Profile - LTM 3/31/06: Pro Forma Revenue: $947.6 million Pro Forma Gross margin(a): $150.0 million Pro Forma EBITDA(a): $101.1 million Current Equity value: $869.9million(b) Current Enterprise value: $1.3 billion(b) (a) Gross margin and EBITDA are non-GAAP financial measures. For definitions and reconciliations to comparable GAAP measures, see Appendix. (b) Equity Value as of June 9, 2006 OK TX Texas Gulf Coast Mid-Continent

Relative Unit Price Performance Copano has outperformed both the Alerian MLP Index (AMZ) and the S&P 500 since its IPO Unit price has increased 59% since announcement of the ScissorTail Energy acquisition on June 20, 2005 Source: Bloomberg +137% +11% +8%

Total Return Performance (a) Copano has also outperformed both the Alerian MLP Total Return Index (AMZX) and the S&P 500 in terms of total return since its IPO Source: Bloomberg (a) Assumes distributions reinvested +154% +22% +8%

Distribution Growth Copano has increased its quarterly distribution 50.0% since its IPO (a) Minimum Quarterly Distribution ("MQD") per LLC Agreement. Actual distribution was $0.20 per unit for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004 (a)

Comparative Distribution Yield CPNO's yield is between that of traditional MLPs and Public GPs Source: Lehman Brothers MLP Weekly for the week ended June 9, 2006 (a) MLP Average includes: APL, BWP, BPL, XTEX, DPM, EEP, ETP, EPD, HLND, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, RGNC, SXL, TCLP, TPP, VLI (b) GP Average includes: XTXI, ETE, EPE, MGG, MWP (a) (b)

Business Strategy Fully develop opportunities around existing assets Pursue complementary ("bolt-on") acquisitions Exploit operating flexibility Reduce commodity price sensitivity On-going hedging program in place Expand geographic scope into new regions by acquiring franchise-quality assets and operating teams

Recent Developments Announced first quarter distribution of $0.60 per unit or $2.40 per unit on an annualized basis 9.1% increase over fourth quarter distribution Fifth consecutive quarterly distribution increase Completed new long-term agreements with Kinder Morgan Processing and Transportation Agreements extended five years Meaningful organic expansion projects in Texas and Oklahoma Strong processing environment

Mid-Continent Operations One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma 3,331 miles of natural gas gathering pipelines Spans 16,900 square miles Long-term agreements with remaining terms ranging up to 14 years Approximately 25 drilling rigs active in area of operations Hunton de-watering play and coal bed methane provide growth visibility 4 processing plants (includes Southern Dome) Current inlet capacity of 115 MMcf/d Q1 3/31/06 segment Gross Margin(a): $20.4 million (a) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. OK

Texas Gulf Coast Pipelines One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast region 1,396 miles of natural gas gathering and intrastate transmission pipelines (includes Webb/Duval) Strong drilling activity particularly on Central Gulf Coast and Mestena Grande systems Decline rates generally moderate compared to Offshore Gulf of Mexico Q1 3/31/06 segment Gross Margin(a): $8.7 million (a) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. TX

Texas Gulf Coast Processing Houston Central Processing Plant straddles KMTP's Laredo-to-Katy pipeline 2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas Total inlet capacity of 700 MMcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 96% Fuel consumption by 79% Sheridan NGL Pipeline: 104 miles Brenham NGL Pipeline(a): 47 miles Q1 3/31/06 segment Gross Margin(b): $7.1 million (a) Leased from Kinder Morgan. (b) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Natural Gas Supply - 2005 Established producing regions - high levels of drilling activity Mid-Continent 193 wells connected 131 new meters 23 wells awaiting connection 65 identified wells drilling or planned Texas Gulf Coast 114 wells connected 29 new meters 15 wells awaiting connection 56 identified wells drilling or planned NOTE: Well and meter data as of December 31, 2005

Producer Relationships NOTE: Partial list for Texas Gulf Coast and Mid-Continent Mestena Operating, Ltd.

Throughput Volumes Combined average throughput volumes have grown 29% since 2002 NOTE: Data includes Webb/Duval 398,239 488,516 491,507 506,673 514,854 Pipeline Throughput Volumes (MMBtu/d)

2006 Organic Growth Capital Spending Loop of Hope Lateral (Texas Gulf Coast) Completed February 2006 2006 spending $1.7 million Total cost $3.5 million Houston Central CO2 treating capacity expansion (Texas Gulf Coast) Targeted completion 3rd quarter 2006 2006 spending $6.3 million Total cost $6.6 million Southern Dome greenfield facilities (Mid-Continent) Completed April 2006 2006 spending $8.1 million (net) Total cost $17.0 million (net) Other Mid-Continent spending Hunton play gathering and compression expansion Expansion of Paden Plant

Experienced Management Team 16 senior managers average 24 years of experience in the industry Significant acquisition and integration expertise Over 30 acquisitions completed since 1992 Many employees operated or were associated with acquired assets Long-standing industry relationships Significant ownership by all employees including LTIP participation Mid-Continent officers retained and participate in LTIP Employment agreements (with non-compete provisions) Management and employees own approximately 12% of outstanding units

Copano Board of Directors Board of Directors includes leaders within the energy industry Six of the seven Board members are independent Name Primary Affiliation James G. Crump Retired Global Energy & Mining Cluster Leader, PricewaterhouseCoopers Ernie L. Danner Director and Executive Vice President, Universal Compression Holdings Inc. Scott A. Griffiths Senior Vice President and Chief Operating Officer, Hydro Gulf of Mexico, LLC Michael L. Johnson Retired Chairman and Chief Executive Officer, Conoco Gas and Power T. William Porter Chairman and Founding Partner, Porter & Hedges, L.L.P. William L. Thacker Retired Chairman and Chief Executive Officer, TEPPCO Partners, L.P. John R. Eckel, Jr. Chairman and Chief Executive Officer, Copano Energy, L.L.C.

Pro Forma Combined Gross Margin (a) (a) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Includes $0.4 million and $0.2 million of Corporate Segment gross margin for 12/31/05 and LTM 3/31/06 periods, respectively. (b) $143.5 $101.6 $55.0 $35.1 59.9% CAGR ( 2002 - 2005) $150.0 (b)

Pro Forma Combined EBITDA (a) (a) EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Texas Gulf Coast results for 12/31/05 and LTM 3/31/06 periods include all corporate G&A expenses. 89.6% CAGR (2002 - 2005) $97.5 $64.7 $26.4 $14.3 (b) $101.1 (b)

Financial Structure (a) Equity Value as of June 9, 2006 Strong capitalization at March 31, 2006 Debt to enterprise value of 30.7%(a) Debt to Pro Forma EBITDA of 3.8x Broad institutional unitholder and noteholder base Strong capital support for acquisitions

Hedging Program and Risk Management On-going long-term risk management strategy adopted in 2005 to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane and normal butane through 2008 Puts on WTI crude oil through 2007 to hedge natural gasoline and condensate

Appendix

Reconciliation of Non-GAAP Financial Measures Gross Margin We define our segment gross margin as our segment revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view segment gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to segment gross margin is operating income. The following table presents a reconciliation of the non-GAAP financial measure of total gross margin (which consists of the sum of individual segment gross margin's) to operating income on a historical basis:

Reconciliation of Non-GAAP Financial Measures EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess: the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do. The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss):

Copano Energy